Prospectus Supplement	March 21, 2017

Putnam Small Cap Value Fund
Prospectus dated June 30, 2016

Effective March 31, 2017, the sub-section Portfolio manager in the section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now David Diamond and Eric Harthun.

Mr. Diamond joined the fund in March 2017 and is Portfolio Manager.